SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 9, 1999

                              ALFACELL CORPORATION

             (Exact name of registrant as specified in its charter)


Delaware                             0-11088                        22-2369085
(State or other jurisdiction       (Commission                    (IRS Employer
of incorporation)                  File Number)                  Identification)


             225 Belleville Avenue Bloomfield, New Jersey 07003
             (Address of principal executive offices)  (Zip Code)


        Registrant's telephone number, including area code (973) 748-8082



                  --------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

     On July 9, 1999, the Company announced that Gail E. Fraser resigned as a director and Chief Financial Officer of Alfacell Corporation (the "Registrant"). Strategic and daily business operations will remain the responsibility of Kuslima Shogen, Alfacell's Chairman and Chief Executive Officer. KPMG LLP (Peat Marwick) will continue in its capacity as external auditors for the Registrant and will interact directly with Ms. Shogen and the Audit Committee of the Registrant's Board of Directors. The Sage Group will continue to handle business development activities for the Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. Dated: July 12, 1999


                                                   ALFACELL CORPORATION
                                                   ---------------------------
                                                   (Registrant)

                                              By:  /s/ Kuslima Shogen
                                                   ---------------------------
                                                   KUSLIMA SHOGEN
                                                   Chief Executive Officer